UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2017 (October 18, 2017)

BLACKROCK CAPITAL INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

BlackRock Capital Investment Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 to Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2017, to amend the Date of Earliest Event Reported to October 18, 2017.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2017, Donna M. Milia notified BlackRock Advisors, LLC (together with certain of its affiliates, collectively “BlackRock”) and BlackRock Capital Investment Corporation (the “Registrant”) that she is leaving BlackRock and the Registrant for personal reasons. Ms. Milia served as Chief Financial Officer and Treasurer of the Registrant.

Ms. Milia agreed to remain with BlackRock through December 29, 2017 to provide transition assistance with respect to the Registrant.

On October 20, 2017, the Board of Directors of the Registrant appointed Michael Pungello as Interim Chief Financial Officer and Interim Treasurer of the Registrant, effective immediately.

Michael Pungello, Managing Director of BlackRock, is a member of Global Fund and Accounting Services and is Co-Head of BlackRock’s Global Alternatives Operations. Mr. Pungello is responsible for administrative support for various alternative products including hedge funds, hedge fund of funds and private equity funds. In addition, Mr. Pungello is a member of the Business Operations Leadership Committee. Mr. Pungello served as CFO of BlackRock Global Horizons I L.P. from prior to 2012 to 2014. Mr. Pungello’s service with BlackRock dates back to 1998, including his years with Merrill Lynch Investment Managers, which merged with BlackRock in 2006. Prior to moving to his current role in 2006, Mr. Pungello was the Chief Financial Officer for Merrill Lynch Alternative Investments. Mr. Pungello began his career in 1979 at Deloitte & Touche where he was a Partner in Deloitte’s securities and investment company practices.

Mr. Pungello is 60 years old. He earned a BBA degree in accounting from Fordham University in 1979 and an MBA degree in finance from New York University in 1987.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: October 24, 2017	By:	/s/ Michael J. Zugay
		Name:	Michael J. Zugay
		Title:	Chief Executive Officer